EXHIBIT 21.1

SUBSIDIARIES OF ARBOR REALTY TRUST, INC.

Arbor Realty GPOP, Inc., a Delaware corporation
Arbor Realty LPOP, Inc., a Delaware corporation
Arbor Realty Limited Partnership, a Delaware limited partnership
Arbor Realty SR, Inc., a Maryland corporation
ANMB Holdings LLC, a New York limited liability company
ACM Gateway LLC, a Delaware limited liability company
Arbor Texas CDS, LLC, a New York limited liability company
420 5th Investor, LLC, a Delaware limited liability company
Arbor Realty Funding, LLC, a Delaware limited liability company
Arbor Realty Member LLC, a Delaware limited liability company
ART 450 LLC, a Delaware limited liability company
AT 450 II LLC, a Delaware limited liability company
ARMS 2004-1 Equity Holdings LLC, a Delaware limited liability company
Arbor Realty Mortgage Securities Series 2004-1 LLC, a Delaware limited liability company
Arbor Realty Mortgage Securities Series 2004-1, Ltd., a Cayman Islands exempted company with limited liability
Arbor Realty Collateral Management, LLC, a Delaware limited liability company
AC Flushing, LLC, a New York limited liability company
ACM Lakeview, LLC, a New York limited liability company (TRS)
AR Prime Holdings LLC, a Delaware limited liability company
Arbor Realty Mortgage Securities Series 2005-1 Ltd., a Cayman Islands exempted company with limited liability
Arbor Realty Mortgage Securities Series 2005-1 LLC, a Delaware limited liability company
ARMS 2005-1 Equity Holdings LLC, a Delaware limited liability company
Arbor Realty OTA LLC, a Delaware limited liability company (TRS)
Arbor Realty RMBS LLC, a Delaware limited liability company
Arbor SR West 35th LLC, a Delaware limited liability company
Arbor TRS Holding Co., Inc., a Delaware corporation (TRS)
Arbor Toy LLC, a Delaware limited liability company (TRS)
ARLP 263 Ninth Avenue, a New York limited liability company (TRS)
ARMS 2006-1 Equity Holdings LLC, a Delaware limited liability company
Arbor Realty Mortgage Securities Series 2006-1 LLC, a Delaware limited liability company
Arbor Realty Mortgage Securities Series 2006-1, Ltd., a Cayman Islands exempted company with limited liability
Arbor Realty Participation LLC, a Delaware limited liability company
Arbor Realty Mezzanine LLC, a Delaware limited liability company
Arbor Realty Mezzanine Holdings LLC, a Delaware limited liability company
ART 823 LLC, a Delaware limited liability company (TRS)
ARSR Tahoe LLC, a Delaware limited liability company
Ashley Court — Fort Wayne LLC, an Indiana limited liability company
Richland Terrace Apts. LLC, a South Carolina limited liability company
Arbor Capital Trust I, a Delaware Statutory Trust
Arbor Capital Trust II, a Delaware Statutory Trust
Arbor Capital Trust III, a Delaware Statutory Trust
Arbor Capital Trust IV, a Delaware Statutory Trust
Arbor Capital Trust V, a Delaware Statutory Trust
Arbor Capital Trust VI, a Delaware Statutory Trust
Arbor Capital Trust VII, a Delaware Statutory Trust